UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2009

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

570 Lexington Avenue, 29th Floor, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Effective January 21, 2009, John Glover's title was changed from Chief Operating Officer-U.S. Operations to Chief Operating Officer and Alfred J. Small's title was changed from Senior Vice President, Chief Financial Officer and Treasurer to Senior Vice President, Chief Financial Officer, Treasurer and Secretary. Except as set forth below, the terms of their employment otherwise remain unchanged.

(e)

2003 Stock Incentive Plan

Effective January 21, 2009, Castle Brands Inc. ("CBI") amended its 2003 Stock Incentive Plan, as amended, to increase the number of shares available to be granted under the plan from two million to 12 million and to establish the maximum number of shares issuable to any one individual in any particular year. The amendment was approved by a majority of the Company's stockholders at the annual stockholder meeting held on January 21, 2009.

Restricted Stock Grants

As previously reported, on December 16, 2008, the CBI Compensation Committee approved the grant of restricted common stock in lieu of cash retention payments under the retention agreements dated June 15, 2008 between CBI and each of Messrs. John Glover, T. Kelley Spillane and Alfred J. Small. Messrs. Glover, Spillane and Small will receive 214,286, 214,286 and 150,000 restricted common shares, respectively. The restricted stock will vest in two equal annual installments on each anniversary of the date of grant. The grants were subject to stockholder approval of an increase in the number of shares available under the plan, which occurred at the annual stockholder meeting held on January 21, 2009.

Option Grants

Options to purchase an aggregate of 1.3 million shares of common stock under the plan previously granted to Micaela Pallini, Phillip Frost, M.D., Glenn L. Halpryn and Richard J. Lampen, four of CBI's directors, became effective upon stockholder approval of the plan amendment.

Item 7.01 Regulation FD Disclosure.

On January 21, 2009, CBI issued a press release announcing the results of its annual stockholder meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

January 21, 2009	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Castle Brands Inc. on January 21, 2009